Exhibit 10.11

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (“Agreement”) is entered into as of July 18, 2024 by and among IONETIX CORPORATION, a Delaware corporation (“Borrower”), IONETIX ALPHA CORPORATION, a Delaware corporation (“Guarantor”, and together with the Borrower, the “Loan Parties”), the Lenders (as defined in the Credit Agreement (as defined herein)), and SHAMROCK IONETIX, LLC, as administrative agent (“Administrative Agent”) and as collateral agent (“Collateral Agent”) for the Lenders and, solely for purposes of Section 5, the Warrant Investors.

W I T N E S S E T H:

WHEREAS, Administrative Agent, Collateral Agent, Lenders, Borrower and Guarantor are parties to that certain Credit Agreement dated as of February 24, 2023 ((as amended by that certain First Amendment to Credit Agreement, dated as of December 20, 2023, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Agreement, and as further amended, restated, supplemented or modified from time to time, is referred to herein as the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein that are not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement);

WHEREAS, the Specified Events of Default (as defined in Section 2(a) of this Agreement) have occurred and are continuing under the Existing Credit Agreement;

WHEREAS, Borrower has requested, and Administrative Agent and Lenders desire to grant, a limited waiver with respect to the Specified Events of Default (the “Requested Waiver”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Existing Credit Agreement on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Agreement and in reliance upon the representations and warranties made by the Loan Parties in Section 4 hereof:

a. the Existing Credit Agreement (excluding the schedules, exhibits, annexes and signature pages thereto) is hereby amended (i) to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and (ii) to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case, as set forth in the marked copy of the Credit Agreement attached hereto as Exhibit A and made a part hereof for all purposes.

b. Schedule 3.27 to the Existing Credit Agreement is amended by replacing such Schedule with Schedule 3.27 attached hereto as Exhibit B.

c. The Second Amendment Warrant, in substantially the form attached hereto as Exhibit C, is hereby added to the Credit Agreement as Exhibit G-1.

2. Default and Waiver.

a. Specified Events of Default. In this Agreement, the “Specified Events of Default” shall mean those certain Events of Default which have occurred and are continuing pursuant to Section 7.01(c) of the Existing Credit Agreement as a result of Borrower’s failure to timely pay interest on each Interest Payment Date occurring between October 1, 2023 and through and including June 30, 2024, as required by Section 2.06(c) of the Existing Credit Agreement.

b. Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Agreement, the Administrative Agent, the Lenders and the Collateral Agent hereby grant the Requested Waiver solely with respect to the Specified Events of Default; provided, that the foregoing waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a consent to or waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Administrative Agent, the Lenders or the Collateral Agent have not been informed by the Borrower, (b) affect the right of the Administrative Agent, the Lenders or the Collateral Agent to demand compliance by each Loan Party with all terms and conditions of the Credit Agreement and the Loan Documents, except as specifically consented to, modified or waived by the terms hereof, (c) be deemed a consent to or waiver of any future transaction or action on the part of any Loan Party requiring the Administrative Agent, the Lenders’ or the Collateral Agent’s consent or approval under the Credit Agreement or the Loan Documents, or (d) except as set forth specifically herein, diminish, prejudice or waive any of Administrative Agent’s, the Lenders’ or Collateral Agent’s rights and remedies under the Credit Agreement, any of the other Loan Documents, or applicable law, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, and the Administrative Agent, the Lenders and the Collateral Agent each hereby reserve all of such rights and remedies.

3. Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the date on which all conditions are satisfied (or waived by the Administrative Agent), the “Second Amendment Effective Date”):

a. the execution and delivery of this Agreement by the Borrower, Guarantor, Administrative Agent, Collateral Agent the Lenders, and the Warrant Investors;

b. Second Amendment Warrants entitling the Warrant Investors to purchase 250,000 shares of Common Stock of the Borrower, at an exercise price of $0.01 per share, shall have been duly executed by the Borrower, shall be in full force and effect on the Second Amendment Effective Date and shall have been issued to the Warrant Investors in accordance with the terms thereof, (ii) each other Warrant Document (in form and substance acceptable to the Warrant Investors, in their sole discretion) shall have been duly executed by the Borrower and each other party thereto (if any) and shall be in full force and effect on the Second Amendment Effective Date, (iii) all consents of the holders of the Borrower’s outstanding Equity Interests necessary in order to approve and deliver the Second Amendment Warrants issued on the date hereof and the other Warrant Documents (in form and substance acceptable to the Warrant Investors, in their sole discretion) shall have been received by the Borrower (and provided to the Administrative Agent and the Warrant Investors) and (iv) any Equity Interests in the Borrower contemplated by the Second Amendment Warrants to be issued on the date hereof shall have been authorized, issued and set-aside by the Borrower in such number as necessary for the future honoring of its obligations under such Second Amendment Warrants (each in form and substance acceptable to the Warrant Investors, in their sole discretion);

c. the representations and warranties set forth in Section 4 of this Agreement, Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

d. no Default or Event of Default (other than the Specified Events of Default) shall have occurred and be continuing;

e. the Administrative Agent and the Lenders shall have received (i) a certificate of the Secretary, Assistant Secretary or another Responsible Officer of each Loan Party dated the Second Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the certificate or articles of incorporation and bylaws including all amendments thereto of such Loan Party as in effect on the Second Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of (x) resolutions duly adopted by the board of directors or other governing body of such Loan Party and (y) to the extent necessary, the consents of the stockholders of such Loan Party, in each case, authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which such Person is a party (including, without limitation, the Second Amendment Warrants), and that such resolutions and consents, as applicable, have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Loan Party have not been amended since the date of the most recent amendment reflected in the documents attached to such certificate of the Secretary, Assistant Secretary or other Responsible Officer, and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party; (ii) a certificate of another officer as to the incumbency and specimen signature of the Secretary, Assistant Secretary or Responsible Officer executing the certificate pursuant to clause (i) above; and (iii) such other documents as the Lenders or the Administrative Agent may reasonably request; and

f. the Administrative Agent and the Lenders shall have received all amounts due and payable on or prior to the Second Amendment Effective Date, including the reimbursement for all fees, costs and expenses incurred in connection with this Agreement and the other Loan Documents, including the reasonable and documented fees, charges and disbursements of Morgan, Lewis & Bockius LLP counsel to the Agents and the Lenders.

4. Representations and Warranties. Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:

a. the execution, delivery and performance by such Loan Party of this Agreement have been duly authorized by all requisite corporate and, if required, stockholder action and (ii) will not (A) violate (u) any material provision of law, statute, rule or regulation, (v) any certificate or articles of incorporation, the articles of association, the memorandum of association or other constitutive documents or by-laws of the Borrower or any Subsidiary, (w) any order of any Governmental Authority, (x) any Material Contract, (y) any provision of any other indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, or (z) any preemptive rights, rights of first refusal or other rights to purchase or subscribe for debt or equity securities or rights or securities exercisable or exchangeable for or convertible into such securities applicable to the Borrower, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any Material Contract or any other such indenture, agreement or other instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created hereunder or under the Security Documents);

b. each Loan Party has the power and authority to execute, deliver and perform its obligations under this Agreement and each of the Loan Documents and each other agreement or instrument contemplated thereby to which it is a party;

c. this Agreement constitutes the legal, valid and binding obligations of each Loan Party enforceable against such Person in accordance with its terms; and

d. after giving effect to this Agreement and the transactions contemplated hereby, no Default or Event of Default exists or would result from the transactions contemplated by this Agreement.

5. Each Warrant Investor (solely in its capacity as such) represents and warrants to the Borrower as of the Second Amendment Effective Date that such Warrant Investor (a) is an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act, (b) is acquiring the Warrant Equity Interests to be acquired on the Second Amendment Effective Date for its own account for investment purposes only and not with a view to, or for resale in connection with, any distribution thereof, (c) acknowledges and agrees that the Warrant Equity Interests to be acquired on the Second Amendment Effective Date may not be sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and any applicable state securities laws, except pursuant to an exemption from such registration under the Securities Act and such laws, and (d) is able to bear the economic risk of holding the Warrant Equity Interests to be acquired on the Second Amendment Effective Date for an indefinite period (including total loss of its investment) and (either alone or together with its Related Parties) has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risk of its investment.

6. No Modification. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall constitute a Loan Document.

7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

8. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Loan Parties may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and all affected Lenders.

9. Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Agreement, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).

10. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

11. Captions. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

12. Reaffirmation. Each Loan Party as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each Loan Party hereby consents to this Agreement and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as expressly set forth herein, execution of this Agreement shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

13. Release of Claims. In consideration of the Lenders’ and each Agent’s agreements contained in this Agreement, each Loan Party hereby irrevocably releases and forever discharge the Lenders and each Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Loan Party ever had or now has against any Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of any Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement as of the date set forth above.

IONETIX CORPORATION, as Borrower

By:	/s/ Kevin Cameron
	Name:	Kevin Cameron
	Title:	CEO

IONETIX ALPHA CORPORATION, as a Guarantor

By:	/s/ Kevin Cameron
	Name:	Kevin Cameron
	Title:	CEO

Signature Page

Second Amendment

SHAMROCK IONETIX, LLC, as Administrative Agent, Collateral Agent and Lender

By:	/s/ Gregory Martin
	Name:	Gregory Martin
	Title:	President

Solely for purposes of Section 5:

SHAMROCK IONETIX, LLC, as Warrant Investor

By:	/s/ Gregory Martin
	Name:	Gregory Martin
	Title:	President

Signature Page

Second Amendment